AMENDMENT N° 13

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy     Iridium / Thales Alenia Space Confidential & Proprietary

PREAMBLE

This Amendment N° 13 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System, as amended, (the “Contract”) is entered into on this 25th day of October, 2012 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have engaged in discussions relating to changes the Parties would like to incorporate in the Contract to modify certain Milestones;

WHEREAS, the Parties now desire to amend the Contract in accordance with the terms and conditions as specified herein.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:   Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:   Article 1 of the Contract is hereby revised to add the following definitions.

“[***]” means the [***].

“[***]” means an [***].

“[***]” means an [***].

“[***]” means the [***].

“[***]” means the [***].

“[***]” means the [***].

“[***]” means an [***].

“[***]” means the [***].

“[***]” means the [***].

“[***]” means the [***].

“[***]” or “[***]” means the [***].

“[***]” means the [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy     Iridium / Thales Alenia Space Confidential & Proprietary

1

“[***]” means the [***].”

“[***]” means the [***].

“[***]” means the [***].

Article 3:    Milestones [***] and [***] set forth in Exhibit D (Payment Plan) of the Contract are hereby deleted and replaced in their entirety with the following:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Article 4:    The closure criteria for the Milestones set forth in Article 2 above shall be as follows:

a.	Milestone [***] – (1) All success criteria applicable to Milestone [***], as set forth in the SOW, have been met; (2) All action items [***] are closed; (3) [***] or more [***] have been built and tested [***]; (4) [***] qualification has been completed; and (5) [***] is complete [***].

b.	Milestone [***] – (1) [***] is complete [***]; and (2) [***] design is updated based on [***].

c.	Milestone [***] – (1) All success criteria applicable to Milestone [***], as set forth in the SOW, with the exception of [***], have been met; and (2) All action items [***] are closed.

d.	Milestone [***] – (1) All [***] requirements are complete [***] and implemented in design documentation; and (2) All [***] are closed.

e.	Milestone [***] – (1) All success criteria applicable to Milestone [***], as set forth in the SOW, with the exception of [***], have been met; and (2) All action items [***] are closed.

f.	Milestone [***] – (1) [***] validate [***] and verify compliance with [***] requirements; (2) [***] is successfully [***] with [***]; (3) All changes [***] are included in the baseline design and all [***] requirements are complete and mapped from the [***] to the [***], and implemented in design documentation; and (4) All [***] are closed.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy     Iridium / Thales Alenia Space Confidential & Proprietary

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Article 5: As consideration for Purchaser’s agreement to make the Milestone adjustments set forth herein, Contractor agrees to:

a.	include [***] and [***] in [***] and in [***];

b.	accept additional criteria [***] on [***];

c.	confirm that the [***] will be implemented [***];

d.	perform and deliver the [***] study, as set forth in [***], to Iridium [***]; and

e.	incorporate the [***], including [***], and [***] into [***], at a cost to Iridium that shall not exceed [***] US Dollars (US$[***]); such agreed to amount to be deducted from the Adjustment, leaving a remaining Adjustment balances of [***] U.S. Dollars (US$[***]). Purchaser and Contractor shall work together in good faith to determine if the overall cost of the change can feasibly be further reduced by reducing the scope to [***], and if so, then [***].

Article 6: The effective date of this Amendment shall be the date when all of the following conditions have been fulfilled (with respect to (B) below, as confirmed in writing by Purchaser to Contractor promptly upon occurrence):

(A)	Signature of the Amendment by both Parties; and

(B) Notification of Contractor by Purchaser that Purchaser has [***].

Article 7: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 8: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE
/s/ S. Scott Smith	/s/ Nathalie Smirnov
S. Scott Smith	Nathalie Smirnov
Executive Vice President,	Senior Vice President,
Satellite Development & Operations	System & Payload – Telecom

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy     Iridium / Thales Alenia Space Confidential & Proprietary

3